Principal Life Insurance Company Variable Life Separate Account
Notice and Supplement dated May 19, 2016
to the Statutory Prospectuses dated May 1, 2016 for:
Principal Variable Universal Life Accumulator
Principal Variable Universal Life Accumulator II
Principal Benefit Variable Universal Life
Principal Benefit Variable Universal Life II
Principal Executive Variable Universal Life
Principal Executive Variable Universal Life II
Principal Flexible Variable Life
Principal Survivorship Flexible Premium Variable Universal Life
Principal Variable Universal Life Income
Principal Variable Universal Life Income II
PrinFlex Life
This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.
PUTNAM VT VOYAGER FUND MERGING

One of the mutual funds available as an investment option under the insurance policies referenced above is merging into another fund effective July 15, 2016. The purpose of this notice and supplement is to advise you of the merger and, if you have values allocated to the merging fund, inform you of your options.
Principal Life Insurance Company has been informed by Putnam Investments that the Putnam VT Voyager Fund, which is the underlying fund for the Putnam VT Voyager Division (the “Merging Fund Division”) will merge into the Putnam VT Growth Opportunities Fund effective July 15, 2016 (the “Merger Date”). No transfers into the Merging Fund Division will be allowed on or after July 14, 2016.
On the Merger Date, we will transfer any remaining values in the Merging Fund Division to the division that invests in the Putnam VT Growth Opportunities Fund.
REVISIONS TO THE PROSPECTUS TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about July 15, 2016, replace the row for the Putnam VT Voyager Division with the following:
Putnam VT Growth Opportunities Division
Invests in: Putnam VT Growth Opportunities Fund - Class IB
Investment Advisor: Putnam Investment Management, LLC
Investment Objective: seeks capital appreciation.
OPTIONS FOR OWNERS WHO HAVE VALUES ALLOCATED TO THE MERGING FUND DIVISION

If you have policy values allocated to the Merging Fund Division:
You can do nothing, and any funds remaining in the Merging Fund Division will be automatically transferred to the Putnam VT Growth Opportunities Division on the Merger Date. There will be no transfer fee charged to you when this automatic transfer occurs, and you will have the right to subsequently transfer such value as described below.
You can transfer value out of the Merging Fund Division (before the Merger Date) or the Putnam VT Growth Opportunities Division (after the Closing Date) to another available investment option under your Policy without charge for a period beginning 30 days before the Closing Date through 60 days following the Closing Date. Transfers made related to this merger during the prescribed time periods will not count in determining the number of transfers made in any period or the number made in any period without charge.

To request a transfer of division values you have in the Merging Fund Division to another division, you must provide us notice using one of the following methods:

1.	Visit www.principal.com and complete the transfer online using your logon and password;

2.	Call us at 1-800-247-9988. We can process your transfer request by phone or provide you with the forms to submit your request in writing via mail or via FAX (1-866-885-0390); or

3.	Contact your financial professional or servicing representative.
NOTE:

1.	For variable life insurance as part of a Corporate-Owned Life Insurance (COLI) plan, please request your transfer by calling 1-800-999-4031.

2.
For variable life insurance using Automatic Portfolio Rebalancing or Dollar Cost Averaging, you must provide your instruction to us by July 15, 2016. Otherwise, we will direct any Merging Fund Division allocations to the Putnam VT Growth Opportunities Division.

3.	There are no tax consequences resulting from the transfer of funds as required by this Notice.

4.
In summary, your instructions related to transferring funds out of the Merging Fund Division must be received by us by 5 p.m. CST on July 15, 2016 to avoid the automatic transfer of funds from the Merging Fund Division to the Putnam VT Growth Opportunities Division.

We previously sent you prospectuses for available underlying funds which may aid you in choosing new investments, and a copy of the summary prospectus for the Putnam VT Growth Opportunities Fund is included with this notice and supplement mailing. You can also view the underlying funds at www.principal.com or call us to request copies.